Exhibit 10.1

AMENDMENT NO. 2

This AMENDMENT NO. 2 (the “Amendment”) dated as of July 25, 2013 (the “Effective Date”) is among CARBO Ceramics Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as swing line lender (the “Swing Line Lender”), and as issuing lender (in such capacity, the “Issuing Lender”) for such Lenders.

RECITALS

A. The Borrower is party to that certain Credit Agreement dated as of January 29, 2010, among the Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, the Swing Line Lender, and the Issuing Lender (as may be amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender, and the Issuing Lender wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Lenders, the Administrative Agent, the Swing Line Lender, and the Issuing Lender hereby agree as follows:

Section 1. Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation.” Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions:

“Amendment No. 2 Effective Date” means July 25, 2013.

“Jenkins Bonds” means the Taxable Industrial Development Revenue Bond (CARBO Ceramics Inc. Project), Series 2012, having a maximum principal amount not to exceed $255,000,000, issued by the Development Authority of Jenkins County.

“Jenkins Capital Lease Obligations” means the Debt under the Capital Lease described in Schedule 6.1.

(b) Section 1.1 of the Credit Agreement is hereby amended by restating the definitions of “Letter of Credit Maximum Amount,” “Maturity Date” “Net Income,” and “Swing Line Sublimit Amount” in their entirety as follows:

“Letter of Credit Maximum Amount” means $5,000,000; provided that, on and after the Maturity Date, the Letter of Credit Maximum Amount shall be zero.

“Maturity Date” means the earlier of (a) July 25, 2018 and (b) the earlier termination in whole of the Revolving Commitments pursuant to Section 2.1(b)(i) or Article 7.

“Swing Line Sublimit Amount” means $5,000,000; provided that, on and after the Maturity Date, the Swing Line Sublimit Amount shall be zero.

(c) Section 1.1 of the Credit Agreement is hereby amended by restating clause (f) of the definition of “Debt” as follows:

(f) obligations of such Person as lessee under Capital Leases and obligations of such Person in respect of synthetic leases (except that the Jenkins Capital Lease Obligations and the Wilkinson Capital Lease Obligations shall not constitute Debt for purposes of the calculations for compliance under Sections 6.16 and 6.17);

(d) Section 1.1 of the Credit Agreement is hereby amended by restating clause (b) of the definition of “Net Income” as follows:

(b) the cumulative effect of any change in GAAP; provided that, for purposes of this Agreement, “Net Income” shall not include any net income generated from either the Jenkins Bonds or the Wilkinson Bonds.

(e) Section 1.1 of the Credit Agreement is hereby amended by restating the last sentence of the definition of “Revolving Commitment” as follows:

The initial aggregate Revolving Commitment on the Amendment No. 2 Effective Date is $50,000,000.

(f) Section 6.3 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (f), by deleting clause (g), and by adding the following new clauses (g) and (h):

(g) the Jenkins Bonds; and

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(h) the Wilkinson Bonds.

(g) Schedules I, II, 4.7, and 6.1 to the Credit Agreement are hereby deleted in their entirety and replaced with Schedules I, II, 4.7, and 6.1 attached hereto.

Section 4. Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment.

Section 5. Conditions to Effectiveness. This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of:

(1) This Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender, and the Lenders;

(2) a Note payable to the order of each Lender in the amount of its Revolving Commitment duly and validly executed and delivered by a duly authorized officer of the Borrower;

(3) a secretary’s certificate from the Borrower certifying the Borrower’s authorizing resolutions and organizational documents;

(4) a certificate of good standing and existence for the Borrower in the state in which the Borrower is organized, which certificate shall be dated a date not earlier than thirty (30) days prior to Effective Date; and

(5) a legal opinion of outside counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent.

(b) No Default shall have occurred and be continuing as of the Effective Date.

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(c) The representations and warranties in this Amendment shall be true and correct.

(d) The Borrower shall have paid (i) to the Administrative Agent the fees described in that certain Increase and Extension Fee Letter dated July 25, 2013 between the Borrower and the Administrative Agent and (ii) all other costs and expenses which have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.

Section 6. Acknowledgments and Agreements.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Credit Documents.

(c) Each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.

(d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Amendment.

(e) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

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Section 9. Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 10. Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 11. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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EXECUTED effective as of the date first above written.

BORROWER:

CARBO CERAMICS INC.

By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer

Signature Page to Amendment No. 2

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swing Line Lender and Issuing Lender

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Vice President

Signature Page to Amendment No. 2

SCHEDULE I

Pricing Schedule

The Applicable Margin with respect to Commitment Fee, Revolving Advances, and Swing Line Advances shall be determined in accordance with the following Table based on the Borrower’s Leverage Ratio as reflected in the Compliance Certificate delivered in connection with the financial statements most recently delivered pursuant to Section 5.2. Adjustments, if any, to such Applicable Margin shall be effective on the date the Administrative Agent receives the applicable financial statements and corresponding Compliance Certificate as required by the terms of this Agreement. If the Borrower fails to deliver the financial statements and corresponding Compliance Certificate to the Administrative Agent at the time required pursuant to Section 5.2, then effective as of the date such financial statements and Compliance Certificate were required to the delivered pursuant to Section 5.2, the Applicable Margin with respect to Commitment Fee, Revolving Advances, and Swing Line Advances shall be determined at Level IV and shall remain at such level until the date such financial statements and corresponding Compliance Certificate are so delivered by the Borrower. Notwithstanding anything to the contrary contained herein, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.8(c).

Applicable Margin	Leverage Ratio	LIBO Advances	Base Rate Advances	Commitment Fee
Level I	Less than 1.00	2.25%	1.25%	0.375%
Level II	Equal to or greater than 1.00 but less than 1.50	2.50%	1.50%	0.375%
Level III	Equal to or greater than 1.50 but less than 2.00	2.75%	1.75%	0.50%
Level IV	Equal to or greater than 2.00	3.00%	2.00%	0.50%

Schedule I

Pricing Schedule

SCHEDULE II

Commitments, Contact Information

ADMINISTRATIVE AGENT

Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 5th Floor Denver, CO 80209 MAC C7300-059
	Attn: Telephone: Facsimile:	Wholesale Loan Servicing (303) 863-5378 (303) 863-2729

with a copy to:
	Address:	1000 Louisiana, 9th Floor MAC T5002-090 Houston, Texas 77002
	Attn: Telephone: Facsimile:	Kristen Brockman, Vice President (713) 319-1954 (713) 739-1087

CREDIT PARTIES

Borrower/Guarantors	Address for Notices:
Energy Center II 575 N. Dairy Ashford Rd., Ste 300 Houston, TX 77079
	Attn:	Ernesto Bautista III Chief Financial Officer
	Telephone: Facsimile:	(281) 931-8884 (281) 931-8302

LENDERS

Wells Fargo Bank, National Association	Address for Notices:
1700 Lincoln St., 5th Floor Denver, CO 80209 MAC C7300-059
Revolving Commitment:	Attn:	Wholesale Loan Servicing
$50,000,000	Telephone: Facsimile:	(303) 863-5378 (303) 863-2729

with a copy to:
	Address:	1000 Louisiana, 9th Floor MAC T5002-090 Houston, Texas 77002
	Attn:	Kristen Brockman, Vice President
	Telephone:	(713) 319-1954
	Facsimile:	(713) 739-1087

Schedule II

Borrower, Administrative Agent, and Lender Information

Schedule 4.7

Litigation

On February 9, 2012, Borrower and two of its officers, Gary A. Kolstad and Ernesto Bautista III, were named as defendants in a purported class-action lawsuit filed in the United States District Court for the Southern District of New York (the “February SDNY Lawsuit”), brought on behalf of shareholders who purchased Borrower’s Common Stock between October 27, 2011 and January 26, 2012 (the “Relevant Time Period”). On April 10, 2012, a second purported class-action lawsuit was filed against the same defendants in the United States District Court for the Southern District of New York, brought on behalf of shareholders who purchased or sold CARBO Ceramics Inc. option contracts during the Relevant Time Period (the “April SDNY Lawsuit”, and collectively with the February SDNY Lawsuit, the “Federal Securities Lawsuit”). In June 2012, the February SNDY Lawsuit and the April SDNY Lawsuit were consolidated, and will now proceed as one lawsuit. The Federal Securities Lawsuit alleges violations of the federal securities laws arising from statements concerning Borrower’s business operations and business prospects that were made during the Relevant Time Period and requests unspecified damages and costs. In September 2012, Borrower and Messrs. Kolstad and Bautista filed a motion to dismiss this lawsuit. The motion to dismiss was granted, and the Federal Securities Lawsuit was dismissed without prejudice in June 2013.

On June 13, 2012, the Directors of Borrower and Mr. Bautista were named as defendants in a purported derivative action lawsuit brought on behalf of Borrower by a stockholder in District Court in Harris County, Texas. This lawsuit alleges various breaches of fiduciary duty and other duties by the defendants that generally are related to the Federal Securities Lawsuit, as well as a breach of duty by certain defendants in connection with stock sales. The lawsuit requests unspecified damages and costs, and has been further stayed while it is determined whether the plaintiffs in the Federal Securities Lawsuit will appeal the dismissal or seek leave to file a second amended complaint.

Schedule 4.7

Schedule 6.1

Existing Debt

Capital Leases

Lease Agreement dated as of November 1, 2008, by and between Development Authority of Wilkinson County, as Lessor, and CARBO Ceramics Inc., as Lessee.

Lease Agreement dated as of November 1, 2012, by and between Development Authority of Jenkins County, as Lessor, and CARBO Ceramics Inc., as Lessee.

Schedule 6.1